                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549
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                                  FORM 8-K/A

                               AMENDMENT NO. 1

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934



                  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       NOVEMBER 10, 1998, (JULY 24, 1998)
                  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       NOVEMBER 10, 1998, (AUGUST 10, 1998)


                             THE MACERICH COMPANY
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              (Exact name of Registrant as Specified in Charter)


Maryland                              1-12504             94-4448705
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(State or Other Jurisdiction of       (Commission         (IRS employer
Incorporation)                        file number)        Identification No.)


          401 Wilshire Boulevard, Suite 700, Santa Monica, CA  90401
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                   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code (310) 394-6911
                                                          --------------

                                     N/A
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           (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A, Amendment No. 1, is being filed for the purpose of filing certain financial statements and pro forma financial information with respect to the Current Report on Form 8-K filed by the registrant on August 7, 1998 regarding the acquisition of a regional mall named The Village at Corte Madera and the Current Report on Form 8-K filed by the registrant on August 20, 1998 regarding the acquisition of a shopping mall named Carmel Plaza.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Real Estate Operations
          Acquired - The Village at Corte Madera

          Independent Auditors' Report                                F-1

          Statements of Revenue and
          Certain Expenses for the period January 1, 1998
          through June 30, 1998 (unaudited) and the
          year ended December 31, 1997                                F-2

          Notes to Statements of Revenue and Certain Expenses         F-3

     (b)  Pro Forma Financial Information (unaudited) -
          The Village at Corte Madera and Carmel Plaza

          Condensed Combined Statement of Operations for
          the year ended December 31, 1997                            F-5

          Condensed Combined Statement of Operations for
          the six months ended June 30, 1998                          F-6

          Condensed Combined Balance Sheet as of June 30, 1998        F-7

     (c)  Exhibits

          23.1  Independent Auditors' Consent (The Village at Corte Madera)

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on November 10, 1998.



                                             THE MACERICH COMPANY


                                             By: /s/ Thomas E. O'Hern
                                                 ---------------------------
                                                 Thomas E. O'Hern
                                                 Senior Vice President and
                                                 Chief Financial Officer

                        INDEPENDENT AUDITORS' REPORT

The Board of Directors of
The Macerich Company and the
    Managing General Partner of JMB/CM
       Village Associates:

We have audited the accompanying statement of revenue and certain expenses of The Village at Corte Madera for the year ended December 31, 1997. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of The Village at Corte Madera's revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in Note 1, of The Village at Corte Madera for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                             KPMG Peat Marwick LLP

San Diego, California
August 25, 1998

                            THE VILLAGE AT CORTE MADERA

                     Statements of Revenue and Certain Expenses

          For the period January 1, 1998 through June 30, 1998 (unaudited)
                       and the year ended December 31, 1997
                                (Dollars in Thousands)

                                                 FOR THE PERIOD
                                                 JANUARY 1, 1998
                                                     THROUGH              YEAR ENDED
                                                  JUNE 30, 1998          DECEMBER 31,
                                                   (UNAUDITED)               1997
                                                ---------------         ------------
Revenue:
   Minimum rent (note 3)                          $     3,375                6,663
   Overage rent                                            86                  509
   Recoveries from tenants                              1,204                2,372
   Other                                                  118                  171
                                                 ---------------         ------------
                                                        4,783                9,715
                                                 ---------------         ------------
Certain expenses:
   Operating expenses                                     548                1,083
   Payroll and related benefits - related party           290                  505
   Property taxes                                         376                  776
   Professional services                                   23                   16
   Professional services - related party                    9                   25
   Promotion                                               12                   28
                                                 ---------------         ------------
                                                        1,258                2,433
                                                 ---------------         ------------
Revenue in excess of certain expenses             $     3,525                7,282
                                                 ---------------         ------------
                                                 ---------------         ------------

See accompanying notes to statements of revenue and certain expenses.

                            THE VILLAGE AT CORTE MADERA
                Notes to Statements of Revenue and Certain Expenses
          For the period January 1, 1998 through June 30, 1998 (unaudited)
                        and the year ended December 31, 1997
                               (Dollars in Thousands)

(1)  BASIS OF PRESENTATION

     The accompanying statements of revenue and certain expenses relate to the operations of The Village at Corte Madera (the "Property") located in Corte Madera, California. On July 24, 1998, an affiliate of the Macerich Company (the "Company") purchased the Property from JMB/CM Village Associates, a California general partnership, (the "Partnership").

     The accompanying statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, are not representative of the actual results of operations of the Property for the period January 1, 1998 through June 30, 1998 and the year ended December 31, 1997 due to the exclusion of the following items, which may not be comparable to the proposed future operations of the Property:

     -    Depreciation and amortization
     -    Management fees and leasing commissions
     -    Federal and state income taxes
     - Other items not directly related to the proposed future operations of the Property

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

     (a)  REVENUE RECOGNITION

          Minimum rent revenue is recognized on a straight-line basis over the term of the individual leases. Overage rent, which is based upon the level of sales achieved by the lessee, and cart and temporary tenant rent are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

     (b)  MAINTENANCE AND REPAIRS

          Maintenance and repairs are charged to operations as incurred.

     (c)  USE OF ESTIMATES

          Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statements of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

     (d)  UNAUDITED INTERIM STATEMENT OF REVENUE AND CERTAIN EXPENSES

          The statement of revenue and certain expenses for the period January 1, 1998 through June 30, 1998 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the revenue and certain expenses for the interim period. All such adjustments are of a normal, recurring nature.

                            THE VILLAGE AT CORTE MADERA
                Notes to Statements of Revenue and Certain Expenses
          For the period January 1, 1998 through June 30, 1998 (unaudited)
                        and the year ended December 31, 1997
                               (Dollars in Thousands)


(3)  COMMITMENTS AND CONTINGENCIES

          SHOPPING CENTER LEASES

          Shopping center space is leased to tenants under various operating leases with terms ranging primarily from 2 to 20 years. The leases generally provide for minimum rent and reimbursement of real estate taxes, insurance and certain other operating expenses. The majority of the leases also provide for additional overage rent during any year in which a tenant's gross sales exceed a stated amount.

          Future minimum rent revenue to be received under leases in force at December 31, 1997 are as follows:

                              YEARS ENDING DECEMBER 31,
                ----------------------------------------------
                1998                                 $   6,685
                1999                                     6,431
                2000                                     6,133
                2001                                     5,390
                2002                                     5,263
                Thereafter                              14,952
                                                   -------------
                                                     $  44,854
                                                   -------------
                                                   -------------

(4)  RELATED PARTY TRANSACTIONS

     Affiliates of the previous owner have provided various services to the Property, which include the employment of onsite Property personnel and the retention of third party professional services for Property matters. A summary of costs and fees incurred and expensed for these Property specific services for the year ended December 31, 1997 follows:

              Payroll and related benefits                   $ 505
              Professional services                             25

The following unaudited pro forma condensed combined statement of operations has been prepared for the year ended December 31, 1997. This statement gives effect to the acquisitions of The Village at Corte Madera and Carmel Plaza as if the acquisitions were completed on January 1, 1997. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned the malls throughout the period presented.

                             THE MACERICH COMPANY
                              UNAUDITED PRO FORMA
                  CONDENSED COMBINED STATEMENT OF OPERATIONS
                 (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                     PRO FORMA
                                                                    ADJUSTMENT-
                                                                    THE VILLAGE         PRO FORMA
                                                   COMPANY RESULTS      AT               RESULTS
                                                    FOR THE YEAR    CORTE MADERA       FOR THE YEAR
                                                        ENDED           AND               ENDED
                                                    DEC. 31, 1997   CARMEL PLAZA       DEC. 31, 1997
                                                   ---------------  -------------    ----------------
Revenues:
  Minimum Rents                                      $   142,251    $    9,794      $      152,045
  Percentage Rents                                         9,259           899              10,158
  Tenant Recoveries                                       66,499         3,366              69,865
  Other                                                    3,205           820               4,025
                                                   ---------------  -------------    -------------
    Total revenues                                       221,214        14,879             236,093
                                                   ---------------  -------------    -------------
Shopping center expenses                                  70,901         3,678              74,579
REIT general and administrative expenses                   2,759             0               2,759
Depreciation and amortization                             41,535         3,395(A)           44,930
Interest expense                                          66,407        11,025(B)           77,432
                                                   ---------------  -------------    -------------
Net income (loss) before gain on sale of asset,
  minority interest, unconsolidated joint
  ventures and extraordinary loss                         39,612        (3,219)             36,393
Gain on sale of asset                                      1,619             0               1,619
Minority Interest (C)                                    (10,567)        1,029              (9,538)
Loss from unconsolidated joint ventures and
  management companies                                    (8,063)            0              (8,063)
Extraordinary loss on early retirement of debt              (555)            0                (555)
                                                   ---------------  -------------    ----------------
Net income (loss)                                    $    22,046    ($   2,190)         $   19,856
                                                   ---------------  -------------    ----------------
                                                   ---------------  -------------    ----------------


BASIC EARNINGS PER SHARE:

Net income per share before extraordinary items      $      0.86                        $     0.78
                                                     ----------------                ----------------
                                                     ----------------                ----------------
Net income per share                                 $      0.85                        $     0.76
                                                     ----------------                ----------------
                                                     ----------------                ----------------
Weighted average number of shares outstanding             25,891                            26,165
                                                     ----------------                ----------------
                                                     ----------------                ----------------


DILUTED EARNINGS PER SHARE:

Net income per share before extraordinary items      $      0.85                        $     0.77
                                                     ----------------                ----------------
                                                     ----------------                ----------------
Net income per share                                 $      0.84                        $     0.76
                                                     ----------------                ----------------
                                                     ----------------                ----------------
Weighted average number of shares outstanding             38,400                            38,674(D)
                                                     ----------------                ----------------
                                                     ----------------                ----------------


NOTE: This information should be read in conjunction with The Macerich Company's (the "Company") report on Form 10-K for the year ended December 31, 1997.

(A) Depreciation on the depreciable basis of The Village at Corte Madera and Carmel Plaza is computed on the straight-line method over the estimated useful life of 39 years.

(B) Interest expense for The Village at Corte Madera is based on the debt to which the property is pledged as collateral, which was assumed at the time of acquisition. The loan amount was $40,000 at an effective market interest rate of 7%. In addition, $72,000 was borrowed under the Company's line of credit at an interest rate of 7%.

     Interest expense for Carmel Plaza is based on a $45,500 borrowing under the Company's line of credit at an interest rate of 7%.

(C) Minority interest represents the ownership interest in the Operating Partnership not owned by the Company.

(D) Includes 274 in OP Units (valued at $8,000 at the time of acquisition) which were issued as part of the consideration for the acquisition of The Village at Corte Madera.

The following unaudited pro forma condensed combined statement of operations has been prepared for the six months ended June 30, 1998. This statement gives effect to the acquisitions of The Village at Corte Madera and Carmel Plaza as if the acquisitions were completed on January 1, 1998. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned the malls throughout the period presented.


                             THE MACERICH COMPANY
                             UNAUDITED PRO FORMA
                  CONDENSED COMBINED STATEMENT OF OPERATIONS
                 (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                      PRO FORMA
                                                                     ADJUSTMENT-
                                                 COMPANY RESULTS    THE VILLAGE AT        PRO FORMA RESULTS
                                                   FOR THE SIX      CORTE MADERA            FOR THE SIX
                                                  MONTHS ENDED           AND                MONTHS ENDED
                                                  JUNE 30, 1998      CARMEL PLAZA          JUNE 30, 1998
                                                -----------------  -----------------    -------------------
Revenues:
  Minimum Rents                                     $  79,629          $   5,042             $  84,671
  Percentage Rents                                      4,250                346                 4,596
  Tenant Recoveries                                    36,822              1,706                38,528
  Other                                                 1,881                663                 2,544
                                                    ---------          ---------             ---------
    Total revenues                                    122,582              7,757               130,339
                                                    ---------          ---------             ---------
Shopping center expenses                               38,001              1,908                39,909

REIT general and administrative expenses                2,177                  0                 2,177

Depreciation and amortization                          23,607              1,697(A)             25,304

Interest expense                                       41,212              5,513(B)             46,725
                                                    ---------          ---------             ---------
Net income (loss) before gain on sale of
 asset, minority interest, unconsolidated
 joint ventures and extraordinary loss                 17,585             (1,361)               16,224

Gain on sale of asset                                       9                  0                     9
Minority Interest (C)                                  (6,190)               401                (5,789)
Income from unconsolidated joint ventures and
 management companies                                   5,582                  0                 5,582

Extraordinary loss on early retirement of debt            (90)                 0                   (90)
                                                    ---------          ---------             ---------
Net income (loss)                                      16,896               (960)               15,936
Less: dividends to preferred shareholders               2,706                  0                 2,706
                                                    ---------          ---------             ---------
Net income (loss) available to
 common shareholders                                $  14,190              ($960)            $  13,230
                                                    ---------          ---------             ---------
                                                    ---------          ---------             ---------
BASIC EARNINGS PER SHARE:
Net income per share before extraordinary
 items                                              $    0.49                                $    0.46
                                                    ---------                                ---------
                                                    ---------                                ---------
Net income per share                                $    0.49                                $    0.45
                                                    ---------                                ---------
                                                    ---------                                ---------
Weighted average number of shares outstanding          28,975                                   29,249
                                                    ---------                                ---------
                                                    ---------                                ---------
DILUTED EARNINGS PER SHARE:
Net income per share before extraordinary
 items                                              $    0.49                                $    0.46
                                                    ---------                                ---------
                                                    ---------                                ---------
Net income per share                                $    0.49                                $    0.46
                                                    ---------                                ---------
                                                    ---------                                ---------
Weighted average number of shares outstanding          41,682                                   41,956(D)
                                                    ---------                                ---------
                                                    ---------                                ---------

NOTE: This information should be read in conjunction with The Macerich Company's (the "Company") report on Form 10-Q for the quarter ended June 30, 1998.

(A) Depreciation on the depreciable basis of The Village at Corte Madera and Carmel Plaza is computed on the straight-line method over the estimated useful life of 39 years.

(B) Interest expense for The Village at Corte Madera is based on the debt to which the property is pledged as collateral, which was assumed at the time of acquisition. The loan amount was $40,000 at an effective market interest rate of 7%. In addition, $72,000 was borrowed under the Company's line of credit at an interest rate of 7%.

    Interest expense for Carmel Plaza is based on a $45,500 borrowing under the Company's line of credit at an interest rate of 7%.

(C) Minority interest represents the ownership interest in the Operating Partnership not owned by the Company.

(D) Includes 274 in OP Units (valued at $8,000 at the time of acquisition) which were issued as part of the consideration for the acquisition of The Village at Corte Madera.

                               THE MACERICH COMPANY
                                UNAUDITED PRO FORMA
                         CONDENSED COMBINED BALANCE SHEET
                             (ALL AMOUNTS IN THOUSANDS)

                                                                      PRO FORMA
                                                                     ADJUSTMENT-
                                                 THE MACERICH       THE VILLAGE AT           PRO FORMA
                                                   COMPANY           CORTE MADERA        CONDENSED COMBINED
                                               AS REPORTED AS OF         AND             BALANCE SHEET AS OF
                                                 JUNE 30, 1998       CARMEL PLAZA          JUNE 30, 1998
                                               -----------------    --------------       -------------------
Gross property                                    $1,742,436          $165,500 (A)           $1,907,936
Other assets                                         214,946           (33,361)                 181,585
                                               -----------------    --------------       -------------------
Total assets                                      $1,957,382          $132,139               $2,089,521
                                               -----------------    --------------       -------------------
                                               -----------------    --------------       -------------------

Mortgages and loans                               $1,188,791          $125,500 (A)           $1,314,291
Other Liabilities                                     50,652                 0                   50,652

Minority Interest                                    161,680             7,599                  169,279

Preferred stock                                      250,000                 0                  250,000
Common stock                                             325                 0                      325
Additional paid in capital                           305,934              (960)                 304,974
                                               -----------------    --------------       -------------------
Total liabilities and stockholders' equity        $1,957,382          $132,139               $2,089,521
                                               -----------------    --------------       -------------------
                                               -----------------    --------------       -------------------

(A) A 40% interest in The Village at Corte Madera was acquired as of June 30, 1998 including assumption of 40% of the existing debt. This acquisition was accounted for using the equity method of accounting and was reflected under Investment in joint ventures and the Management Companies in the Company's Form 10-Q as of June 30, 1998.

                                    EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION                             PAGE
-------             -----------                             ----
23.1                Independent Auditors' Consent
                    (The Village at Corte Madera)